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                           VAN KAMPEN MUNICIPAL TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2007 - OCTOBER 31, 2007

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
                                                                AMOUNT OF     % OF
                                      OFFERING      TOTAL         SHARES     OFFERING  % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF    AMOUNT OF     PURCHASED   PURCHASED     TOTAL                   PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES      OFFERING      BY FUND     BY FUND     ASSETS       BROKERS       FROM
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  -----------  -------------
 Massachusetts                                                                                        Lehman
  St. Housing                                                                                       Brothers,
Finance Agency                                                                                      JPMorgan,
                 06/15/07       --     $100.00  $  106,670,000   1,000,000     2.31%      0.23%         UBS        Lehman
                                                                                                    Investment    Brothers
                                                                                                    Bank, A.G.
                                                                                                    Edwards &
                                                                                                   Sons, Inc.,
                                                                                                     Banc of
                                                                                                     America
                                                                                                    Securities
                                                                                                    LLC, Bear
                                                                                                    Stearns &
                                                                                                    Co. Inc.,
                                                                                                    Citigroup,
                                                                                                      First
                                                                                                      Albany
                                                                                                     Capital,
                                                                                                     Goldman,
                                                                                                     Sachs &
                                                                                                    Co., Loop
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                       LLC,
                                                                                                     Merrill
                                                                                                     Lynch &
                                                                                                   Co., Morgan
                                                                                                     Stanley,
                                                                                                      Piper
                                                                                                    Jaffray &
                                                                                                     Co. and
                                                                                                     Raymond
                                                                                                     James &
                                                                                                   Associates,
                                                                                                       Inc.
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
  California                                                                                         Merrill
    Housing                                                                                          Lynch &
 Authority Fin                                                                                      Co., Bear
 Agency 4.95%    06/29/07       --     $100.00  $  350,000,000   5,000,000     1.43%      0.53%      Stearns &  Merrill Lynch
due 08/01/2023                                                                                      Co. Inc.,
                                                                                                     Goldman,
                                                                                                     Sachs &
                                                                                                    Co., A. G.
                                                                                                    Edwards &
                                                                                                    Sons, Inc.
                                                                                                    and Morgan
                                                                                                     Stanley

    Buckeye                                                                                           Bear,
    Tobacco                                                                                         Stearns &
  Settlement                                                                                        Co. Inc.,
   Financing     10/24/07       --      $97.07   $5,531,594,541  2,500,000     0.05%      0.27%     Citi, DEPFA  Bear Stearns
    Agency                                                                                            First
                                                                                                      Albany
                                                                                                    Securities
                                                                                                       LLC,
                                                                                                     Goldman
                                                                                                     Sachs &
                                                                                                       Co.,
                                                                                                    JPMorgan,
                                                                                                     Merrill
                                                                                                     Lynch &
                                                                                                   Co., Morgan
                                                                                                     Stanley,
                                                                                                       A.G.
                                                                                                    Edwards &
                                                                                                    Sons, Inc.
                                                                                                     Banc of
                                                                                                     America
                                                                                                    Securities
                                                                                                   LLC, Butler
                                                                                                   Wick & Co.,
                                                                                                      Inc.,
                                                                                                     Fidelity
                                                                                                     Capital
                                                                                                     Markets
                                                                                                    Services,
                                                                                                   Fifth Third
                                                                                                   Securities,
                                                                                                    Inc., The
                                                                                                    Huntington
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
                                                                                                    Investment
                                                                                                     Company,
                                                                                                     Key Banc
                                                                                                     Capital
                                                                                                     Markets
                                                                                                      Lehman
                                                                                                    Brothers,
                                                                                                       Loop
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                       LLC,
                                                                                                     NatCity
                                                                                                   Investments
                                                                                                    Inc., PNC
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                     Raymond
                                                                                                     James &
                                                                                                   Associates,
                                                                                                    Inc., RBC
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                       Rice
                                                                                                    Financial
                                                                                                     Products
                                                                                                     Company,
                                                                                                    Robert W.
                                                                                                     Balrd &
                                                                                                       Co.,
                                                                                                    SBK-Brooks
                                                                                                    Investment
                                                                                                      Corp.,
                                                                                                     Siebert
                                                                                                    Brandford
                                                                                                     Shank &
                                                                                                     Co., LLC
                                                                                                     and UBS
                                                                                                    Investment
                                                                                                       Bank

  Connecticut                                                                                        Goldman,
    Housing                                                                                          Sachs &
Finance Agency                                                                                      Co., Citi,
                 10/25/07       --     $100.00  $  127,700,000   4,225,000     2.37%      0.47%       Merrill   Goldman Sachs
                                                                                                     Lynch &
                                                                                                    Co., Alta
                                                                                                     Capital
                                                                                                   Group, Banc
                                                                                                    of America
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
                                                                                                    Securities
                                                                                                    LLC, M.R.
                                                                                                      Beal &
                                                                                                     Company,
                                                                                                      Bear,
                                                                                                    Stearns &
                                                                                                    Co. Inc.,
                                                                                                     Cabrera
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                       A.G.
                                                                                                    Edwards &
                                                                                                   Sons, Inc.,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                   Roosevelt &
                                                                                                      Cross,
                                                                                                    Inc., UBS
                                                                                                    investment
                                                                                                     Bank and
                                                                                                     Wachovia
                                                                                                       Bank
                                                                                                     National
                                                                                                    Associates
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